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                                                              EXHIBIT 23(a)(2)




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated November 15, 1995 on the financial statements of Desert Hills Center for Youth and Families of New Mexico, Inc. as of June 30, 1995 and for the year then ended incorporated by reference in this Registration Statement on Form S-3.


/s/ ARTHUR ANDERSEN LLP
-----------------------

Baltimore, Maryland
   February 10, 1997